Exhibit 99.1

Hadron Energy, an Emerging Nuclear Energy Company Advancing Innovative Light Water Micro

Modular Reactors, to Go Public Via $1.2B Business Combination with GigCapital7 Corp.

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Hadron Energy, Inc. (“Hadron”) specializes in Micro Modular Reactor (MMR) development, design, and research. The Hadron MMR is built on light water reactor technology, proven over decades of operating history and supported by an established licensing framework.

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The MMR is designed to deliver a 24/7 uninterrupted supply of safe, clean, cost-efficient and rapidly deployable nuclear power well-suited for a wide range of applications. Capable of generating 10 megawatts of electricity (MWe) and 35 megawatts of thermal heat (MWth), the MMR uses a fraction of the land required by wind and solar, its reactor core and containment shell is intended to be transported in standard shipping containers, and it is designed with an operationally efficient 10-year fueling cycle.

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Hadron has moved quickly to address today’s accelerating energy needs across sectors, having already engaged with key potential customers in spaces such as data centers, remote geographies, industrial hubs and defense and space.

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By providing the existing security holders of Hadron with 100 million shares of GigCapital7 Corp.(“GIG”) stock, the transaction values Hadron at approximately $1.2 billion prior to raising any public capital and excluding any non-redeemed cash from the GIG trust account, providing an attractive entry point for GIG shareholders as Hadron scales rapidly to meet surging global energy demand.

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The business combination will provide approximately $200 million in net proceeds after transaction expenses from the cash currently held in GIG’s trust account, assuming no redemptions. Proceeds will be used to accelerate product development and commercial deployment of Hadron’s technology, as well as to pay transaction expenses.

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The business combination is expected to be completed during the first half of Q1 2026, subject to customary closing conditions and regulatory approvals, and the combined company is expected to be listed on a US national exchange under the symbol “HDRN.” Upon closing of the transaction, Hadron would become the first publicly listed, light water micro modular reactor company.

New York, NY – September 29, 2025 – Hadron Energy, Inc. (“Hadron”), a cutting-edge innovator in micro modular reactor (“MMR”) technology, and GigCapital7 Corp. (“GIG”), a Private-to-Public Equity (PPE)™ company also known as special purpose acquisition company (SPAC) (NASDAQ: GIG), today announced that they have entered into a definitive business combination agreement. The proposed business combination (the “Business Combination” or the “transaction”) would create a publicly traded light water MMR company. Upon closing of the transaction, the combined company is expected to be listed on a US national exchange under the symbol “HDRN.”

“With power demand continuing to increase rapidly, nuclear energy is re-emerging as a compelling solution to today’s most pressing energy needs, with MMRs being central to this revolution,” said Samuel Gibson, founder and CEO at Hadron. “To tackle effectively the growing energy demand, we need to move beyond legacy nuclear technology. A recent report from the International Energy Agency projects that electricity demand from artificial intelligence data centers alone will more than quadruple by 2030. With Hadron’s MMR technology, we are unlocking a new era of clean nuclear energy in a safe, scalable, and versatile way. I am incredibly proud to announce our partnership with GigCapital7 and the start of our journey to the public markets.”

Hadron Background

Hadron is a leading innovator in MMR technology. Building on light water reactor technology, which has been in commercial use for nearly 70 years, the Hadron MMR is a versatile, small-scale, cost-effective and rapidly deployable nuclear energy solution to the growing electricity demand driven by data centers and artificial intelligence. According to the U.S. Department of Energy, electricity demand in the United States alone is projected to grow approximately 15-20% by 2035.

Given the growing need for power in remote areas and the inability of aging power grids to effectively meet the rapidly growing energy demand, it is a national imperative to deliver reliable power. The existing use cases for legacy small modular reactor (SMR) technology highlight the viability of advancements in MMRs. Hadron is tackling market challenges head-on with its innovative MMR design, aiming to provide a reliable clean energy solution that improves size, logistics and installation. A breakthrough in nuclear engineering design and performance, Hadron’s MMR is expected to be able to generate 10 megawatts of electricity (MWe) and 35 megawatts of thermal heat (MWth) on an operationally efficient 10-year fueling cycle. The reactor core and containment shell of the MMR is intended to be easily transported in standard shipping containers, and the MMR is designed to operate on a fraction of the land required by wind and solar and with an accelerated licensing and deployment timeline compared to SMRs, boasting modular capabilities which will allow multiple units to connect for enhanced scalability. Combined, these factors make the Hadron MMR lighter, smaller, and more resilient than other power solutions currently available on the market.

Hadron has received strong market interest in its MMR from companies across multiple industries, including data centers, industrials, government, remote communities, and more. Hadron has moved quickly to address today’s accelerating energy having already engaged at the letter of intent stage with more than 6 potential customers. Based on interest received from potential customers to date, Hadron expects to be a leader in powering artificial intelligence infrastructure. Complementing its broad appeal across multiple industries, Hadron has also built a strong regulatory track record, having actively engaged with the Nuclear Regulatory Commission (the “NRC”), the U.S. Department of Defense, the U.S. Department of Energy, and other regulatory bodies aimed at bringing next-generation nuclear power to the market. In early 2025, Hadron successfully submitted its Letter of Intent (LOI) to begin engaging with the NRC in pre-application activities. Shortly thereafter, the company filed their Regulatory Engagement Plan (REP) and Quality Assurance Program Description (QAPD) to the NRC.

Over the last year, Samuel Gibson, Hadron’s Founder and Chief Executive Officer, has assembled a highly experienced management team with over 140 years of combined nuclear expertise across nuclear engineering, core design, system safety and reactor operations. In addition, the team brings a long history of regulatory compliance experience and successful project oversight. For more information about Hadron’s management team, please visit https://www.hadronenergy.com/.

“Hadron has made meaningful progress with their differentiated and innovative MMR design, and we are thrilled to be partnering with the company as it embarks on the journey as a public company, executing again our Mentor-Investor™ methodology. We are confident in their product and believe there are robust opportunities for deployment as the demand for energy grows at a rapid clip,” said Dr. Avi Katz, Executive Chairman and CEO of GIG and Founding Managing Partner of GIG’s sponsor group, GigCapital Global. “The need for clean, baseload energy is critical to enable the technologies and initiatives that will not only drive economic growth, prosperity and competitiveness, but will also promote sustainable solutions for current and future generations and serve as a foundation for both energy security and national security. Hadron is poised to move quickly to execute on its ambitious business plan, making it the ideal strategic partner to high-end users of electricity. We have high confidence in the proposed transaction between GIG and Hadron, and we are looking forward to jointly building a company that will deliver meaningful value and purpose for the world-wide communities and for its partners and stakeholders for years to come.”

Transaction Summary

The proposed Business Combination contemplates that the existing security holders of Hadron will receive 100 million shares of GIG stock, valuing the public Hadron prior to the raising of any public capital at approximately $1.2 billion. Upon closing of the Business Combination, it is anticipated that Hadron will have access to approximately $200 million in cash from the GIG trust account after the payment of transaction expenses and assuming no redemptions by GIG’s public shareholders.

Hadron’s existing management team will continue to lead the combined company following the completion of the Business Combination. Hadron’s security holders will roll 100% of their equity holdings into the new public company. Additionally, GIG’s sponsor and certain key shareholders of GIG and Hadron have committed to customary lock-ups.

The boards of directors of both Hadron and GIG have unanimously approved the Business Combination. The Business Combination is expected to be completed in early 2026, subject to customary closing conditions, including regulatory and stockholder approvals.

Additional information about the proposed Business Combination, including a copy of the business combination agreement (the “Business Combination Agreement”), will be provided in a Current Report on Form 8-K to be filed by GIG with the U.S. Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov. In addition, Hadron and GIG intend to file relevant materials with the SEC, including a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus of GIG, and will file other documents regarding the Business Combination with the SEC. This communication is not intended to be, and is not, a substitute for the proxy statement/prospectus or any other document that GIG has filed or that GIG or Hadron may file with the SEC in connection with the Business Combination.

Advisors

Cohen & Company Capital Markets, a division of Cohen & Company Securities, Inc., is serving as the exclusive financial advisor and lead capital markets advisor to Hadron.

Duane Morris LLP is serving as legal counsel for Hadron. DLA Piper LLP (US) is serving as legal counsel for GIG.

The Blueshirt Group is serving as investor relations advisor for Hadron.

Aspectus Group is serving as strategic communications advisors for Hadron.

About Hadron Energy, Inc.

Hadron is a pioneer in MMR technology. Designed to deliver 10 MW of power, Hadron’s MMR will be smaller, more cost-effective, and faster to deploy than other proposed MMR power solutions. The revolutionary design of Hadron’s MMR allows its reactor core and containment shell to be transportable in a shipping container, providing a versatile deployment model for end users. Whether powering an artificial intelligence data center, remote community, or an industrial hub, Hadron’s MMR is expected to provide a reliable, safe and scalable nuclear energy solution. For more information, please visit https://www.hadronenergy.com/.

About GigCapital7 Corp.

GIG is a special purpose acquisition company with a Mentor-Investor™ methodology and a mission to partner with a high technology differentiating company to forge a successful path to the public markets through a business combination. GIG aims to partner with an innovative company with exceptional leaders in order to create an industry-leading partnership that will be successful for years to come.

Private-to-Public Equity (PPE)™ and “Mentor-Investor™ are trademarks of GigManagement, LLC, a member entity of GigCapital Global and affiliate of GIG, used pursuant to agreement.

Forward-Looking Statements

This press release includes certain statements that may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or Hadron’s or GIG’s future financial or operating performance. For example, statements regarding Hadron’s anticipated growth and other metrics; the anticipated future demand of energy; the future demand and commercialization of the Hadron MMR; potential relationships or engagements; the outcome of Hadron’s regulatory submissions; and statements regarding the benefits of the Business Combination and the anticipated timing of the completion of the Business Combination are all forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations thereof or similar terminology.

These forward-looking statements regarding future events and the future results of Hadron and GIG are based upon estimates and assumptions that, while considered reasonable by Hadron, GIG, and their respective management teams, are inherently uncertain and subject to risks, variability and contingencies, many of which are beyond Hadron’s or GIG’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or other definitive agreements in connection thereto; the outcome of any legal proceedings that may be instituted against Hadron, GIG or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain consents and approvals of the shareholders of GIG; failure to obtain financing to complete the Business Combination or to satisfy other conditions to closing; delays or failures to obtain necessary regulatory approvals required to complete the Business Combination or related transactions; changes to the proposed structure of the Business Combination as a result of applicable laws, regulations or conditions; projections, estimates and forecasts of revenue and other financial and performance metrics; projections about industry trends and market opportunity; expectations relating to the demand for Hadron’s MMR; Hadron’s ability to scale and grow its business; the cash position of Hadron following closing of the Business Combination; the ability to meet listing standards in connection with, and following, the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Hadron as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Hadron to successfully commercialize its MMR, and Hadron’s ability to source and maintain key relationships with management and key employees; costs related to the Business Combination; changes in applicable laws and regulations; political and economic developments and market volatility; the risk that Hadron does not ever enter into any definitive agreements in connection with commercialization of its technology; the risk that Hadron is pursuing an emerging market; and other risks and uncertainties set forth under “Risk Factors” and other documents filed, or to be filed, with the SEC by GIG and/or Hadron, including the Registration Statement that Hadron and GIG intend to file in connection with the Business Combination.

If any of these risks materialize or Hadron’s assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements. There may be additional risks that Hadron or GIG do not presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of Hadron or GIG reflect the expectations, plans or forecasts of future events and views of Hadron and GIG and speak only as of the date they are made. Neither Hadron nor GIG undertake any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. These forward-looking statements should not be relied upon as representing Hadron’s or GIG’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Transaction and Where to Find It

The proposed transaction will be submitted to GIG’s shareholders for their consideration and approval. GIG and Hadron intend to file the Registration Statement with the SEC, which will include preliminary and definitive proxy statements to be distributed to GIG’s shareholders in connection with GIG’s solicitation of proxies for the shareholder vote in connection with the proposed Business Combination, the prospectus relating to the offer of securities to be issued in connection with the Business Combination, and other matters to be described in the Registration Statement. After the Registration Statement has been filed and declared effective by the SEC, GIG will mail a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents (the “GIG Shareholder Materials”) to its shareholders as of the record date established for voting on the proposed

Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, GIG’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH GIG’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT GIG, HADRON AND THE PROPOSED BUSINESS COMBINATION. Shareholders and other interested parties may obtain a copy of these documents, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to GigCapital7 Corp., Attn: Corporate Secretary, 1731 Embarcadero Rd., Suite 200, Palo Alto, CA.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION OR ANY INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Hadron, GIG and their respective directors, executive officers, management and employees, under SEC rules, may be deemed to be participants in a solicitation of proxies of GIG’s shareholders in connection with the Business Combination. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of GIG’s directors and executive officers in its filings with the SEC, including GIG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 6, 2025, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 16, 2025. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GIG shareholders in connection with the Business Combination will be set forth in the Registration Statement, along with information concerning the interests of Hadron’s and GIG’s participants in the solicitation. Such interests may in some cases be different from those of Hadron’s or GIG’s equity holders generally.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus filed with the SEC meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Contact:

Cliff Maroney

Aspectus Group for Hadron Energy

cliff.maroney@aspectusgroup.com